SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2002

Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234

(State or other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, Massachusetts	02062-9106

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

Not applicable

(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Statement Under Oath of Executive Officer
Ex-99.2 Statement Under Oath of Financial Officer

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Statement Under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.      Regulation FD Disclosure.

     On August 6, 2002, the chief executive officer and chief financial officer of Analog Devices, Inc. (the “Company”) each sent, via overnight delivery, a “Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings” to the Securities and Exchange Commission (“SEC”) as required by Order 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. Copies of these Statements are filed as Exhibits to this Current Report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2002	ANALOG DEVICES, INC.

	By:	/s/ Joseph E. McDonough

Joseph E. McDonough Vice President – Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement Under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings